UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2023

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Kimco Realty Corporation
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
Kimco Realty Corporation Yes ☐ No ☒          Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐          Kimco Realty OP, LLC ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On September 15, 2023, Kimco Realty Corporation, a Maryland corporation (the “Company”) and Kimco Realty OP, LLC, a Delaware limited liability company (“Kimco OP” and, together with the Company, “Kimco”), entered into an equity sales agreement (the “Agreement”) with each of BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities, LLC and Wells Fargo Securities, LLC as sales agents (in such capacity, “Sales Agents”), the Forward Sellers (as defined below and, together with the Sales Agents, the “Agents”) and the Forward Purchasers (as defined below). Pursuant to the Agreement, the Company may issue and sell, from time to time, shares of common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $500.0 million (the “Shares”). The Agents will act as the Company’s Sales Agents, or through the Forward Sellers as sales agents to the relevant Forward Purchasers, in connection with any offerings of Shares pursuant to the Agreement. The Company may also sell Shares to an Agent as principal for its own account, at a price and discount to be agreed upon at the time of sale pursuant to a separate terms agreement.

The sales, if any, of the Shares under the Agreement, made through the Agents, as the Company’s Sales Agents or as Forward Sellers on behalf of the Forward Purchasers, will be made in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks.

The Sales Agreement contemplates that, in addition to the issuance and sale by the Company of shares of the Company’s common stock to or through the Agents, the Company may enter into separate forward sale agreements (each, a “Forward Sale Agreement” and, collectively, the “Forward Sale Agreements”) with BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Citibank N.A., Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC, Wells Fargo Securities, LLC or their respective affiliates (each a “Forward Purchaser” and, collectively, the “Forward Purchasers”). If the Company enters into a Forward Sale Agreement with any Forward Purchaser, the Company expects that such Forward Purchaser or its affiliate will attempt to borrow from third parties and sell, through the relevant Forward Seller, shares of the Company’s common stock to hedge such Forward Purchaser’s exposure under such Forward Sale Agreement. The “Forward Sellers” refers to an Agent or to Nomura Securities International, Inc. (acting through BTIG, LLC as agent), when acting as sales agent for the relevant Forward. The Company will not initially receive any proceeds from any sale of shares of common stock borrowed by a Forward Purchaser or its affiliate and sold through the relevant Forward Seller.

The Company currently expects to fully physically settle each Forward Sale Agreement, if any, with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company would expect to receive aggregate net cash proceeds at settlement equal to the number of shares of the Company’s common stock specified in such Forward Sale Agreement multiplied by the relevant forward price per share. However, subject to certain exceptions, the Company may also elect, in its sole discretion, to cash settle or net share settle all or any portion of its obligations under any Forward Sale Agreement, in which case the Company may not receive any shares of the Company’s common stock (in the case of cash settlement) or will not receive any cash proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of the Company’s common stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Company shall specify to the applicable Agent the maximum number of Shares to be sold through such Agent as Sales Agent and the minimum price per Share below which such sales may not be made. In connection with any forward sale agreement, the Company will deliver instructions to the relevant Sales Agent directing such Sales Agent, as Forward Seller, to offer and sell the applicable borrowed shares of the Company’s common stock on behalf of the relevant Forward Purchaser. Such instructions shall specify the maximum number of shares to be sold and the minimum price per share at which such shares may be sold. The Company is not obligated to sell any Shares under the Agreement or to enter into any Forward Sale Agreement.

The Company will pay the applicable Agent a commission not to exceed 2% of the gross sales price of the Shares sold through it as Sales Agent under the Agreement and will reimburse the Agents for certain customary expenses incurred in connection with their services under the Agreement.  In connection with each Forward Sale Agreement, the Company will pay the applicable Forward Seller in connection with such Forward Sale Agreement, a commission, through a reduction to the initial forward price under the relevant Forward Sale Agreement, at a mutually agreed rate that will not exceed 2% of the gross sales price of the borrowed shares of the Company’s common stock sold through such Forward Seller during the applicable forward selling period for such shares (subject to certain possible adjustments to such gross sales price for daily accruals and any ordinary dividends having an “ex-dividend” date during such forward selling period).  The Company intends to use any net proceeds from the sale of the Shares from time to time for general corporate purposes, including, without limitation, the funding of future acquisitions, the funding of development and redevelopment costs, the redemption, from time to time, of depositary shares representing one or more class or series of the Company’s preferred stock and the reduction, from time to time, of the Company’s outstanding indebtedness, including borrowings under the Company’s revolving credit facility.

Substantially concurrent with Kimco’s entry into the Agreement, the Company has terminated its existing equity sales agreement, dated August 17, 2021, between Kimco Realty Corporation and the agents and forward purchasers party thereto (the “2021 Agreement”), in accordance with the terms of the 2021 Agreement.

The foregoing descriptions of the material terms of the Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Shares will be issued pursuant to Kimco’s automatic shelf registration statement on Form S-3 (File No. 333-269102) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 3, 2023. On September 15, 2023, the Company filed with the SEC a supplement to the prospectus included in the Registration Statement relating to the offering contemplated by the Agreement (the “ATM Prospectus Supplement”).

On September 15, 2023, Venable LLP delivered its legality opinion in connection with the filing of the ATM Prospectus Supplement, which is attached hereto as Exhibit 5.1.

The statements above reflect Kimco’s and management’s intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that Kimco’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) our and RPT Realty’s (“RPT”) ability to complete our proposed acquisition of RPT on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, (iii) risks related to diverting the attention of our and RPT’s management from ongoing business operations, (iv) failure to realize the expected benefits of the proposed transaction, (v) significant transaction costs and/or unknown or inestimable liabilities, (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (vii) the ability to successfully integrate the operations of Kimco and RPT following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected, (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction, (ix) effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of our common stock or RPT’s common shares or on each company’s respective relationships with tenants, employees and third-parties, (x) the ability to attract, retain and motivate key personnel, (xi) the possibility that, if we do not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline, (xii) general adverse economic and local real estate conditions, (xiii) the impact of competition, (xiv) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (xv) the reduction in income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (xvi) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (xvii) the availability of suitable acquisition, disposition, development and redevelopment opportunities, the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (xviii) the ability to raise capital by selling assets, (xix) disruptions and increases in operating costs due to inflation and supply chain issues, (xx) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (xxi) changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xxii) valuation and risks related to joint venture and preferred equity investments and other investments, (xxiii) valuation of marketable securities and other investments, including the shares of Albertsons Companies, Inc. common stock held by the Company, (xxiv) impairment charges, (xxv) criminal cybersecurity attacks disruption, data loss or other security incidents and breaches, (xxvi) impact of natural disasters and weather and climate-related events, (xxvii) pandemics or other health crises, such as COVID-19, (xxviii) the ability to attract, retain and motivate key personnel, (xxix) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all, (xxx) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxxi) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxxii) unanticipated changes in the intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxxiii) the ability of each of the Company and RPT to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with their respective UPREIT structures and (xxxiv) the other risks and uncertainties affecting us, including those described from time to time under the caption “Risk Factors” and elsewhere in our SEC filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2022 and future filings by the Company. Accordingly, there is no assurance that Kimco’s expectations will be realized.  Kimco disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
1.1
Equity Sales Agreement, dated September 15, 2023, by and among Kimco Realty Corporation, Kimco Realty OP, LLC and BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities, LLC and Wells Fargo Securities, LLC, as sales agents and/or principals, as applicable, and Bank of America, N.A., Barclays Bank PLC, Bank of Montreal, BNP Paribas, The Bank of New York Mellon, Citibank N.A, Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG – London Branch and Wells Fargo Bank, National Association, as forward purchasers.

5.1	Opinion of Venable LLP, dated September 15, 2023, as to the legality of the common stock, par value $0.01 per share.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: September 15, 2023	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC By: KIMCO REALTY CORPORATION, Managing Member

Date: September 15, 2023	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

[Signature Page to 8-K]